Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen California Municipal Bond Fund,
Nuveen California High Yield Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund, each a series of

Nuveen Multistate Trust II (the  Trust )
811-07755

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014; at this meeting the shareholders were asked to approve a new investment management agreement, to approve new sub-advisory agreements, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned for Nuveen California
High Yield Municipal Bond Fund to August 15, and
September 19, 2014.


The results of the votes in August for the new
Investment Management Agreement and Sub-
Advisory Agreements and the fundamental
investment policy changes were as follows:

<c> Nuveen California
High Yield Municipal
Bond Fund
<c> Nuveen California
Municipal Bond Fund
Nuveen Connecticut
Municipal Bond Fund
To approve a new investment
management agreement between
 the Trust and Nuveen Fund Advisors, LLC.



   For
        16,932,682
      32,735,923
        12,236,269
   Against
             399,653
           480,764
             244,898
   Abstain
             749,117
           906,154
             969,821
   Broker Non-Votes
          8,532,757
        7,484,125
          3,903,197
      Total
        26,614,209
      41,606,966
        17,354,185




To approve a new sub-advisory
agreement between Nuveen
Fund Advisors and Nuveen Asset
Management, LLC



   For
        16,840,024
      32,566,401
        12,197,846
   Against
             425,685
           577,947
             295,796
   Abstain
             815,742
           978,492
             957,343
   Broker Non-Votes
          8,532,758
        7,484,126
          3,903,200
      Total
        26,614,209
      41,606,966
        17,354,185




To approve revisions to the
fundamental policy related to the
purchase and sale of
commodities.



   For
        16,789,808
      32,341,642
        12,136,390
   Against
             508,142
           685,525
             299,879
   Abstain
             783,500
        1,095,668
          1,014,712
   Broker Non-Votes
          8,532,759
        7,484,131
          3,903,204
      Total
        26,614,209
      41,606,966
        17,354,185

To approve revisions to the
fundamental policy related to
issuing senior securities.



   For
        16,842,773
      32,354,011
        12,089,753
   Against
             441,627
           664,330
             331,461
   Abstain
             797,049
        1,104,495
          1,029,769
   Broker Non-Votes
          8,532,760
        7,484,130
          3,903,202
      Total
        26,614,209
      41,606,966
        17,354,185

To approve revisions to the
fundamental policy related
underwriting.



   For
        16,812,444
      32,421,381
        12,150,725
   Against
             459,643
           662,856
             528,373
   Abstain
             809,363
        1,038,598
             771,884
   Broker Non-Votes
          8,532,759
        7,484,131
          3,903,203
      Total
        26,614,209
      41,606,966
        17,354,185

To approve revisions to the
fundamental policy related to the
purchase and sale of real estate.



   For
        16,798,985
      32,426,345
        12,120,958
   Against
             505,201
           667,931
             328,534
   Abstain
             777,263
        1,028,557
          1,001,491
   Broker Non-Votes
          8,532,760
        7,484,133
          3,903,202
      Total
        26,614,209
      41,606,966
        17,354,185

To approve revisions to the
fundamental policy related to
diversification.



   For
        16,797,261
      32,396,960
        12,109,359
   Against
             502,875
           685,022
             354,113
   Abstain
             781,313
        1,040,854
             987,510
   Broker Non-Votes
          8,532,760
        7,484,130
          3,903,203
      Total
        26,614,209
      41,606,966
        17,354,185

To approve revisions to the
fundamental policy related to
permitted investments.



   For
        16,786,771
      32,290,261
        12,029,975
   Against
             498,917
           730,253
             347,788
   Abstain
             795,760
        1,102,318
          1,073,220
   Broker Non-Votes
          8,532,761
        7,484,134
          3,903,202
      Total
        26,614,209
      41,606,966
        17,354,185

To approve revisions to the
fundamental policy related to
pledging assets..



   For
        16,736,328
      32,239,526
        11,969,045
   Against
             554,014
           836,671
             372,193
   Abstain
             791,106
        1,046,635
          1,109,742
   Broker Non-Votes
          8,532,761
        7,484,134
          3,903,205
      Total
        26,614,209
      41,606,966
        17,354,185

To approve revisions to the
fundamental policy related to
investment in issuers whose
shares are owned by the Funds
Board Members or officers.



   For
                       -
      32,113,870
        11,857,793
   Against
                       -
           923,845
             520,897
   Abstain
                       -
        1,085,115
          1,072,290
   Broker Non-Votes
                       -
        7,484,136
          3,903,205
      Total
                       -
      41,606,966
        17,354,185

To approve revisions to the
fundamental policy related to
short sales and purchases on
margin.



   For
        16,749,991
      32,095,513
        11,948,020
   Against
             539,766
           957,157
             701,810
   Abstain
             791,693
        1,070,162
             801,152
   Broker Non-Votes
          8,532,759
        7,484,134
          3,903,203
      Total
        26,614,209
      41,606,966
        17,354,185

To approve revisions to the
fundamental policy related to
writing options.


   For
        16,775,331
      32,126,422
   Against
             529,976
           943,970
   Abstain
             776,142
        1,052,442
   Broker Non-Votes
          8,532,760
        7,484,132
      Total
        26,614,209
  41,606,966

 Nuveen
Massachusetts
Municipal Bond Fund
 Nuveen New Jersey
 Municipal Bond Fund
Nuveen New York
 Municipal Bond
Fund
To approve a new investment
management agreement between
each Trust and Nuveen Fund
Advisors, LLC.



   For
        12,995,571
        12,901,089
        29,527,114
   Against
             322,141
             268,422
             811,350
   Abstain
             262,638
             372,661
          1,516,678
   Broker Non-Votes
          3,648,443
          3,300,173
          8,214,267
      Total
        17,228,793
        16,842,345
        40,069,409




To approve a new sub-advisory
agreement between Nuveen
Fund Advisors and Nuveen Asset
Management, LLC



   For
        12,963,725
        12,886,395
        29,408,984
   Against
             358,083
             267,221
             726,525
   Abstain
             258,541
             388,555
          1,719,631
   Broker Non-Votes
          3,648,444
          3,300,174
          8,214,269
      Total
        17,228,793
        16,842,345
        40,069,409




To approve revisions to the
fundamental policy related to the
purchase and sale of
commodities.



   For
        12,667,474
        12,817,043
        28,907,336
   Against
             565,137
             337,669
          1,431,344
   Abstain
             347,738
             387,458
          1,516,451
   Broker Non-Votes
          3,648,444
          3,300,175
          8,214,278
      Total
        17,228,793
        16,842,345
        40,069,409

To approve revisions to the
fundamental policy related to
issuing senior securities.



   For
        12,915,676
        12,829,380
        29,098,197
   Against
             332,397
             333,634
          1,014,558
   Abstain
             332,275
             379,155
          1,742,374
   Broker Non-Votes
          3,648,445
          3,300,176
          8,214,280
      Total
        17,228,793
        16,842,345
        40,069,409

To approve revisions to the
fundamental policy related
underwriting.



   For
        12,950,064
        12,842,712
        28,946,331
   Against
             317,403
             321,001
          1,248,278
   Abstain
             312,882
             378,457
          1,660,528
   Broker Non-Votes
          3,648,444
          3,300,175
          8,214,272
      Total
        17,228,793
        16,842,345
        40,069,409

To approve revisions to the
fundamental policy related to the
 purchase and sale of real estate.



   For
        12,950,458
        12,804,862
        28,866,057
   Against
             304,710
             334,720
          1,514,218
   Abstain
             325,182
             402,589
          1,474,859
   Broker Non-Votes
          3,648,443
          3,300,174
          8,214,275
      Total
        17,228,793
        16,842,345
        40,069,409

To approve revisions to the
fundamental policy related to
diversification.



   For
        13,009,057
        12,837,132
        29,191,201
   Against
             233,749
             304,062
             975,411
   Abstain
             337,542
             400,978
          1,688,522
   Broker Non-Votes
          3,648,445
          3,300,173
          8,214,275
      Total
        17,228,793
        16,842,345
        40,069,409

To approve revisions to the
fundamental policy related to
permitted investments.



   For
        13,004,884
        12,805,180
        28,899,738
   Against
             269,276
             318,983
          1,297,196
   Abstain
             306,190
             418,009
          1,658,200
   Broker Non-Votes
          3,648,443
          3,300,173
          8,214,275
      Total
        17,228,793
        16,842,345
        40,069,409

To approve revisions to the
fundamental policy related to
pledging assets..



   For
        12,714,939
        12,748,262
        28,637,446
   Against
             522,705
             374,995
          1,645,302
   Abstain
             342,705
             418,912
          1,572,384
   Broker Non-Votes
          3,648,444
          3,300,176
          8,214,277
      Total
        17,228,793
        16,842,345
        40,069,409

To approve revisions to the
fundamental policy related to
investment in issuers whose
shares are owned by the Funds
Board Members or officers.



   For
        12,434,586
        12,684,799
        28,481,897
   Against
             782,760
             461,817
          1,792,444
   Abstain
             363,001
             395,553
          1,580,789
   Broker Non-Votes
          3,648,446
          3,300,176
          8,214,279
      Total
        17,228,793
        16,842,345
        40,069,409

To approve revisions to the
fundamental policy related to
short sales and purchases on
margin.



   For
        12,430,485
        12,727,444
        28,726,135
   Against
             812,171
             428,623
          1,628,584
   Abstain
             337,691
             386,102
          1,500,419
   Broker Non-Votes
          3,648,446
          3,300,176
          8,214,271
      Total
        17,228,793
        16,842,345
        40,069,409




To approve revisions to the
fundamental policy related to
writing options.



   For
        12,824,628
        12,810,809
        28,767,146
   Against
             416,810
             339,237
          1,556,895
   Abstain
             338,911
             392,124
          1,531,093
   Broker Non-Votes
          3,648,444
          3,300,175
          8,214,275
      Total
        17,228,793
        16,842,345
        40,069,409




Proxy materials are herein incorporated by reference to the SEC filing on June 18, 2014, under Conformed Submission Type DEF 14A, accession number 0001193125-14-240340.